REVENUE	12 Months Ended
Dec. 31, 2011
REVENUE
18	REVENUE

Revenue by each major product categories is analyzed as follows:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB

Prescription drugs	515,472	503,403	495,352
Over-the-counter drugs	818,919	866,634	911,412
Nutritional supplements	455,343	452,642	450,714
Herbal products	80,549	86,873	99,627
Other product sales	347,330	447,052	534,185

	2,217,613	2,356,604	2,491,290

Certain pharmaceuticals sold in the PRC, primarily those included in the PRC’s published Medical Insurance Catalogue and those pharmaceuticals whose production or trading are deemed to constitute monopolies by the PRC government, are subject to retail price controls in the form of fixed prices or price ceilings. The fixed prices or the price ceilings of such pharmaceuticals are published by the national and provincial price administration authorities from time to time. The controls over retail prices could have a corresponding effect on Group’s pricing strategy. The prices of pharmaceuticals that are not subject to price controls are determined freely at the Group’s discretion, and in certain cases subject to notification to the provincial pricing authorities. Certain of the Group’s pharmaceutical merchandise are subject to price controls and accordingly, the price of such products could not be increased at the Group’s discretion above the relevant controlled price ceiling without prior governmental approval. In addition, the price of such products may also be adjusted downward by the relevant government authorities in the future. Such price controls, especially downward price adjustment, may negatively affect the Group’s revenue and profitability. For the years ended December 31, 2009, 2010 and 2011, approximately 8% and 31% and 30% respectively of the Group’s revenue was generated from products that are subject to government pricing controls.

None of the Group’s customers contributed 10% or more of the Group’s revenue for the years ended December 31, 2009, 2010 and 2011.